 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 7, 1999

                                                 REGISTRATION NO. 333-91665
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                              AMENDMENT NO. 1

                                    TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                ----------------
                                 SEQUENOM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                            8731                          77-0365889
 (STATE OR OTHER JURISDICTION OF     (PRIMARY STANDARD INDUSTRIAL           (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)     CLASSIFICATION CODE NUMBER)         IDENTIFICATION NUMBER)

                                ----------------

                           11555 SORRENTO VALLEY ROAD
                          SAN DIEGO, CALIFORNIA 92121
                                 (858) 350-0345
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                ----------------

                               DR. HUBERT KOSTER
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                 SEQUENOM, INC.
                           11555 SORRENTO VALLEY ROAD
                          SAN DIEGO, CALIFORNIA 92121
                                 (858) 350-0345
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                ----------------

             FAYE H. RUSSELL, ESQ.                           ALAN F. DENENBERG, ESQ.
            THOMAS E. HORNISH, ESQ.                            SHEARMAN & STERLING
             ROBERT H. CUTLER, ESQ.                       1550 EL CAMINO REAL, SUITE 100
        BROBECK, PHLEGER & HARRISON LLP                    MENLO PARK, CALIFORNIA 94025
         550 WEST C STREET, SUITE 1300                            (650) 330-2200
          SAN DIEGO, CALIFORNIA 92101
                 (619) 234-1966

                                ----------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [_]

                                ----------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO
SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PART II

Information not required in prospectus

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The expenses to be paid by the Registrant are as follows. All amounts other than the SEC registration fee, the NASD filing fees and the Nasdaq National Market listing fee are estimates.

                                                                       AMOUNT TO
                                                                         BE PAID
--------------------------------------------------------------------------------
SEC registration fee..................................................  $19,460
NASD filing fee.......................................................    7,500
Nasdaq National Market listing fee....................................        *
Legal fees and expenses...............................................  350,000
Accounting fees and expenses..........................................  250,000
Printing and engraving................................................  260,000
Blue Sky fees and expenses (including legal fees).....................   10,000
Transfer agent fees...................................................   10,000
Miscellaneous.........................................................        *
                                                                       --------
  Total............................................................... $      *
                                                                       ========

--------
* To be included by amendment

ITEM 14. INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 145 of the Delaware General Corporation Law authorizes a court to award, or a corporation's board of directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933.

As permitted by the Delaware General Corporation Law, the registrant's Second Amended and Restated Certificate of Incorporation includes a provision that eliminates the personal liability of its directors for monetary damages for breach of fiduciary duty as a director, except for liability (1) for any breach of the director's duty of loyalty to the registrant or its stockholders, (2) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (3) under section 174 of the Delaware General Corporation Law (regarding unlawful dividends and stock purchases) or (4) for any transaction from which the director derived an improper personal benefit.

As permitted by the Delaware General Corporation Law, the bylaws of the registrant provide that (1) the registrant is required to indemnify its directors and officers to the fullest extent permitted by the Delaware General Corporation Law, subject to certain very limited exceptions, (2) the registrant may indemnify its other employees and agents as set forth in the Delaware General Corporation Law, (3) the registrant is required to advance expenses, as incurred, to its directors and executive officers in connection with a legal proceeding to the fullest extent permitted by the Delaware General Corporation Law, subject to certain very limited exceptions and (4) the rights conferred in the bylaws are not exclusive.

The registrant has entered into indemnification agreements with each of its directors and executive officers to give such directors and officers additional contractual assurances regarding the scope of the

-------------------------------------------------------------------------------

PART II

-------------------------------------------------------------------------------
indemnification set forth in the registrant's Second Amended and Restated Certificate of Incorporation and to provide additional procedural protections. At present, there is no pending litigation or proceeding involving a director, officer or employee of the registrant regarding which indemnification is sought, nor is the registrant aware of any threatened litigation that may result in claims for indemnification.

Reference is also made to Section    of the Underwriting Agreement, which
provides for the indemnification of officers, directors and controlling persons of the registrant against certain liabilities. The indemnification provision in the registrant's Second Amended and Restated Certificate of Incorporation, bylaws and the indemnification agreements entered into between the registrant and each of its directors and executive officers may be sufficiently broad to permit indemnification of the registrant's directors and executive officers for liabilities arising under the Securities Act of 1933.

The registrant has applied for liability insurance for its officers and directors.

Reference is made to the following documents filed as exhibits to this Registration Statement regarding relevant indemnification provisions described above and elsewhere in this prospectus:

                                                                       EXHIBIT
DOCUMENT                                                                NUMBER
------------------------------------------------------------------------------
Underwriting Agreement (draft dated       , 1999).....................    1.1
Form of Second Amended and Restated Certificate of Incorporation of
 Registrant...........................................................    3.2
Form of Restated Bylaws of Registrant.................................    3.4
Form of Indemnification Agreement.....................................  10.48
Form of Indemnification Agreement.....................................  10.49

ITEM 15. RECENT SALES OF UNREGISTERED SECURITIES

The Registrant has sold and issued the following securities since January 1996
(such share numbers do not reflect the         -for-         reverse stock
split):

A. The Registrant from time to time has granted stock options to employees and consultants in reliance upon exemption from registration pursuant to either
(1) Section 4(2) of the Securities Act of 1933 or (2) Rule 701 promulgated under the Securities Act of 1933. The following table sets forth certain information regarding such grants:

                                                           NUMBER OF    EXERCISE
                                                              SHARES      PRICES
--------------------------------------------------------------------------------
January 1, 1996 to December 31, 1996......................   435,000       $0.25
January 1, 1997 to December 31, 1997......................   731,000       $0.25
January 1, 1998 to December 31, 1998...................... 1,268,500 $0.50-$1.10
January 1, 1999 to November 20, 1999...................... 1,020,500 $3.00-$3.30

For additional information concerning these transactions, please see "Management--Employee benefit plans" in the prospectus included in this registration statement.

B. On December 23, 1996, we issued a warrant to purchase 70,000 shares of Series A preferred stock to Comdisco, Inc. in consideration of entering into a certain rental agreement.

C. On May 8, 1997, we issued 1,065,079 shares of Series C preferred stock and warrants to purchase 106,503 shares of Series C preferred stock to various venture capitalists and individuals for an aggregate consideration of $3,354,999.

D. On January 12, 1998, we issued 3,508,252 shares of Series C preferred stock to various venture capitalists for an aggregate consideration of $11,050,994.

E. On December 21, 1998, we issued 3,843,700 shares of Series D preferred stock to various venture capitalists and individuals for an aggregate consideration of $24,984,050.

-------------------------------------------------------------------------------

PART II

-------------------------------------------------------------------------------

F. On February 28, 1999, we issued 900,303 shares of Series D preferred stock to various venture capitalists and individuals for an aggregate consideration of $5,851,970.

G. On March 30, 1999, we issued 968,760 shares of Series D preferred stock to various venture capitalists, insiders, and individuals for an aggregate consideration of $6,296,939.

H. From January 1, 1996 through November 19, 1999, we issued 1,969,750 shares of common stock upon exercise of options for an aggregate consideration of $ 1,322,467.

I. On March 23, 1999, we issued 6,349 shares of common stock to a consultant for consideration of $20,000.

J. The above securities were offered and sold by the Registrant in reliance upon exemptions from registration pursuant to either (1) Section 4(2) of the Securities Act of 1933 as transactions not involving any public offering, or
(2) Rule 701 promulgated under the Securities Act of 1933. No underwriters were involved in connection with the sales of securities referred to in this
Item 15.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

 1.1*    Form of Underwriting Agreement.

 3.1++   Restated Certificate of Incorporation of the Registrant, as amended.

 3.2++ Form of Second Amended and Restated Certificate of Incorporation of the Registrant to become effective immediately prior to the Offering.

 3.3++   Bylaws of Registrant, as amended.

 3.4++ Form of Restated Bylaws to be in effect upon the completion of the Offering.

 4.1*    Specimen common stock certificate.

 5.1*    Opinion of Brobeck, Phleger & Harrison LLP.

 10.1+   Series B Convertible Preferred Stock Purchase Agreement, dated
         December 22, 1995.

 10.2+   Series C Convertible Preferred Stock Purchase Agreement, dated May 8,
         1997.
 10.3 Form of Warrant Agreement between the Registrant and holders of the Series C Preferred Stock warrants.

 10.4+   Series D Convertible Preferred Stock Purchase Agreement, dated
         December 21, 1998.

 10.5++  Amended and Restated Registration Rights Agreement, dated December 21,
         1998.

 10.6++  Amended and Restated Voting Agreement, dated December 21, 1998.

 10.7++  Amended and Restated Stock Restriction Agreement, dated December 21,
         1998.

 10.8++  Amended and Restated Amendment Agreement to the Series D Convertible
         Preferred Stock Purchase Agreement, dated March 1, 1999.

 10.9++  Warrant Agreement, dated December 23, 1996, between the Registrant and
         Comdisco, Inc.

 10.10 Form of Note Secured by Stock Pledge Agreement between the Registrant and the individuals listed on Schedule A thereto.

 10.11++ Form of Stock Pledge Agreement between the Registrant and the individuals listed on Schedule A thereto.

 10.12 Investment Contract, dated May 18, 1995, between the Registrant's subsidiary and TBG.
 10.13   Cooperation Agreement, dated May 1995, between the Registrant and TBG.
 10.14 Investment Contract, dated December 14, 1995, between the Registrant's subsidiary and TBG.



-------------------------------------------------------------------------------

PART II

--------------------------------------------------------------------------------

 10.15 Cooperation Agreement, dated December 14, 1995, between the Registrant and TBG.

 10.16   Investment Contract, dated September 22, 1997, between the
         Registrant's subsidiary and TBG.

 10.17* Cooperation Agreement, dated October 7, 1997, between the Registrant and TBG.

 10.18++ Security Agreement, dated April 29, 1999, between the Registrant and
         Union Bank of California.

 10.19++ Promissory Note, dated April 29, 1999, between the Registrant and
         Union Bank of California.

 10.20++ Business Loan Agreement, dated May 25, 1999, between the Registrant and Union Bank of California.

 10.21+  Beta Test Agreement, dated March 1, 1999, between the Registrant and
         GLE Medicon, GmbH.

 10.22+  Beta Test Agreement, dated April 21, 1999, between the Registrant and
         Universitat Munster.

 10.23+  Beta Test Agreement, dated July 15, 1999, between the Registrant and
         Genzyme Corporation.

 10.24+  Sponsored Research Agreement, dated September 15, 1994, between the
         Registrant and the Trustees of Boston University extended by Letter
         Agreements dated February 5, 1997 and September 6, 1998.

 10.25+  Patent and Know-How License Agreement, dated June 1, 1996, between the
         Registrant and the Trustees of Boston University.

 10.26+  License Agreement, dated July 3, 1997 between the Registrant and Johns
         Hopkins University.

 10.27+  Agreement, dated July 8, 1997, between the Registrant's subsidiary and
         Dr. Bertram Muller-Myhsok.

 10.28+  Letter Agreement, dated October 8, 1997, between the Registrant and
         Community Technology Fund, Office of Technology Transfer of Community
         Technology Fund and Center for Advanced Biotechnology (BU).

 10.29+  Collaboration Agreement, dated November 24, 1997, between the
         Registrant and Bruker-Franzen Analytik, GmbH.

 10.30+ Contractual Agreement, dated October 1, 1998, between the Registrant and GeSIM.

 10.31+  License Agreement, dated January 14, 1999, and Addendum to License
         Agreement and Patent Assignment, dated September 29, 1999, between the
         Registrant and Franz Hillenkamp.

 10.32+  Supply Agreement, dated April 1, 1999, between the Registrant and
         Tactical Fabs, Inc.

 10.33+  OEM Supply and License Agreement, dated June 15, 1999, between the
         Registrant and PerSeptive Biosystems, Inc.

 10.34+  Specific Cooperative Research Agreement No. 58-5438-9-120, dated June
         15, 1999, between the Registrant and US Department of Agriculture (US
         Meat Animal Research Center).

 10.35+  OEM Supply Agreement, dated June 24, 1999, between the Registrant and
         Beckman Coulter.

 10.36+  Cooperative Research and Development Agreement, dated September 17,
         1999, between the Registrant and Public Health Service.

 10.37++ Employment Agreement, dated July 1, 1997, between the Registrant and
         Hubert Koster.

 10.38 Form of Employment Agreement between the Registrant and the employees listed on Schedule A thereto.



--------------------------------------------------------------------------------

PART II

-------------------------------------------------------------------------------

 10.39+  Consulting Services Agreement, dated October 4, 1996, between the
         Registrant and Franz Hillenkamp.

 10.40+  Consulting Services Agreement, dated January 30, 1997, between the
         Registrant and Peter Roepstorff.

 10.41+  Consulting Services Agreement, dated February 17, 1997, between the
         Registrant and Ulf B. Gobel.

 10.42+  Consulting Services Agreement, dated March 1, 1999, between the
         Registrant and John Cashman.

 10.43+  Consulting Services Agreement, dated March 1, 1999, between the
         Registrant and Lindsay Farrer.

 10.44++ Standard Industrial Gross Lease, dated December 12, 1996, between
         Registrant and Sorrento Business Complex, L.P., as amended.

 10.45 Master Equipment Lease Agreement No. 0135 and Letter extending the equipment lease, dated October 22, 1998, between Registrant and Phoenix Leasing Incorporated, as amended.

 10.46   Standard Form Commercial Lease, dated June 24, 1999, between
         Registrant and Cummings Properties, LLC, as amended.

 10.47* Agreement for office space in Hamburg, dated May 1996, between the Registrant and Fiszman-Steinriede, GbR, as amended.

 10.48++ Form of Indemnification Agreement between the Registrant and each of its directors.

 10.49++ Form of Indemnification Agreement between the Registrant and each of its officers.

 10.50++ 1994 Stock Plan.

 10.51*  1994 Stock Plan Form of Non-Qualified Stock Option Grant.

 10.52*  1994 Stock Plan Form of Incentive Stock Option Grant.

 10.53*  1994 Stock Plan Form of Stock Restriction Agreement.

 10.54++ 1998 Stock Option/Stock Issuance Plan.

 10.55++ 1998 Stock Option/Stock Issuance Plan Form of Notice of Grant of Stock
         Option.

 10.56++ 1998 Stock Option/Stock Issuance Plan Form of Stock Option Agreement.

 10.57++ 1998 Stock Option/Stock Issuance Plan Form of Stock Purchase
         Agreement.

 10.58   1998 Stock Option/Stock Issuance Plan Form of Stock Issuance
         Agreement.

 10.59*  1999 Stock Incentive Plan.

 10.60*  1999 Employee Stock Purchase Plan.

 23.1++  Consent of Ernst & Young LLP, Independent Auditors.

 23.2*   Consent of Brobeck, Phleger & Harrison LLP (included in Exhibit 5.1).

 24.1++  Powers of Attorney (See Signature Page on Page II-6).

 27.1++  Financial Data Schedule.

--------
*  To be filed by amendment.
+ Certain confidential portions of this Exhibit were omitted by means of redacting a portion of the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 406 under the Securities Act.

++ Previously filed.

-------------------------------------------------------------------------------

PART II

-------------------------------------------------------------------------------

  (b) Financial Statement Schedules.

All financial statement schedules for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission have been omitted because they are not required under the related instructions or are inapplicable as the information has been provided in the consolidated financial statements or related notes thereto.

ITEM 17. UNDERTAKINGS

The undersigned Registrant hereby undertakes to provide to the underwriter at the closing specified in the Underwriting Agreement, certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The undersigned Registrant hereby undertakes that:

(1) For purposes of determining any liability under the Securities Act of 1933 the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

(2) For the purpose of determining any liability under the Securities Act of 1933 each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

-------------------------------------------------------------------------------

PART II

-------------------------------------------------------------------------------
Signatures

Pursuant to the requirements of the Securities Act of 1933 the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in San Diego, California, on this 7th day of December 1999.

                                          SEQUENOM, INC.

                                               /s/ Stephen Zaniboni
                                          By: _________________________________

                                             Name: Stephen Zaniboni

                                             Title: Senior Vice President and
                                                 Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 1999:

             SIGNATURE                         TITLE(S)                        DATE
-----------------------------------------------------------------------------------

       */s/ Hubert Koster            President and Chief           December 7, 1999
____________________________________  Executive Officer
           HUBERT KOSTER              (principal executive
                                      officer) and Director

      /s/ Stephen Zaniboni           Senior Vice President and     December 7, 1999
____________________________________  Chief Financial Officer
          STEPHEN ZANIBONI            (principal financial and
                                      accounting officer)

     */s/ Helmut Schuhsler           Director                      December 7, 1999
____________________________________
          HELMUT SCHUHSLER

    */s/ Ernst-Gunter Afting         Director                      December 7, 1999
____________________________________
        ERNST-GUNTER AFTING
        */s/ John Lucas              Director                      December 7, 1999
____________________________________
             JOHN LUCAS

      */s/ Peter Reinisch            Director                      December 7, 1999
____________________________________
           PETER REINISCH
 *By:  /s/ Stephen Zaniboni
           STEPHEN ZANIBONI
           ATTORNEY-IN-FACT

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Index to exhibits


 1.1*    Form of Underwriting Agreement.

 3.1++   Restated Certificate of Incorporation of the Registrant, as amended.

 3.2++ Form of Second Amended and Restated Certificate of Incorporation of the Registrant to become effective immediately prior to the Offering.

 3.3++   Bylaws of Registrant, as amended.

 3.4++ Form of Restated Bylaws to be in effect upon the completion of the Offering.

 4.1*    Specimen common stock certificate.

 5.1*    Opinion of Brobeck, Phleger & Harrison LLP.

 10.1+   Series B Convertible Preferred Stock Purchase Agreement, dated
         December 22, 1995.

 10.2+   Series C Convertible Preferred Stock Purchase Agreement, dated May 8,
         1997.
 10.3 Form of Warrant Agreement between the Registrant and holders of the Series C Preferred Stock warrants.

 10.4+   Series D Convertible Preferred Stock Purchase Agreement, dated
         December 21, 1998.

 10.5++  Amended and Restated Registration Rights Agreement, dated December 21,
         1998.

 10.6++  Amended and Restated Voting Agreement, dated December 21, 1998.

 10.7++  Amended and Restated Stock Restriction Agreement, dated December 21,
         1998.

 10.8++  Amended and Restated Amendment Agreement to the Series D Convertible
         Preferred Stock Purchase Agreement, dated March 1, 1999.

 10.9++  Warrant Agreement, dated December 23, 1996, between the Registrant and
         Comdisco, Inc.

 10.10 Form of Note Secured by Stock Pledge Agreement between the Registrant and the individuals listed on Schedule A thereto.

 10.11++ Form of Stock Pledge Agreement between the Registrant and the individuals listed on Schedule A thereto.

 10.12 Investment Contract, dated May 18, 1995, between the Registrant's subsidiary and TBG.
 10.13   Cooperation Agreement, dated May 1995, between the Registrant and TBG.
 10.14 Investment Contract, dated December 14, 1995, between the Registrant's subsidiary and TBG.

 10.15 Cooperation Agreement, dated December 14, 1995, between the Registrant and TBG.

 10.16   Investment Contract, dated September 22, 1997, between the
         Registrant's subsidiary and TBG.

 10.17* Cooperation Agreement, dated October 7, 1997, between the Registrant and TBG.

 10.18++ Security Agreement, dated April 29, 1999, between the Registrant and
         Union Bank of California.

 10.19++ Promissory Note, dated April 29, 1999, between the Registrant and
         Union Bank of California.

 10.20++ Business Loan Agreement, dated May 25, 1999, between the Registrant and Union Bank of California.

 10.21+  Beta Test Agreement, dated March 1, 1999, between the Registrant and
         GLE Medicon, GmbH.

 10.22+  Beta Test Agreement, dated April 21, 1999, between the Registrant and
         Universitat Munster.

--------------------------------------------------------------------------------

INDEX TO EXHIBITS

--------------------------------------------------------------------------------

 10.23+  Beta Test Agreement, dated July 15, 1999, between the Registrant and
         Genzyme Corporation.

 10.24+  Sponsored Research Agreement, dated September 15, 1994, between the
         Registrant and the Trustees of Boston University extended by Letter
         Agreements dated February 5, 1997 and September 6, 1998.

 10.25+  Patent and Know-How License Agreement, dated June 1, 1996, between the
         Registrant and the Trustees of Boston University.

 10.26+  License Agreement, dated July 3, 1997 between the Registrant and Johns
         Hopkins University.

 10.27+  Agreement, dated July 8, 1997, between the Registrant's subsidiary and
         Dr. Bertram Muller-Myhsok.

 10.28+  Letter Agreement, dated October 8, 1997, between the Registrant and
         Community Technology Fund, Office of Technology Transfer of Community
         Technology Fund and Center for Advanced Biotechnology (BU).

 10.29+  Collaboration Agreement, dated November 24, 1997, between the
         Registrant and Bruker-Franzen Analytik, GmbH.

 10.30+ Contractual Agreement, dated October 1, 1998, between the Registrant and GeSIM.

 10.31+  License Agreement, dated January 14, 1999, and Addendum to License
         Agreement and Patent Assignment, dated September 29, 1999, between the
         Registrant and Franz Hillenkamp.

 10.32+  Supply Agreement, dated April 1, 1999, between the Registrant and
         Tactical Fabs, Inc.

 10.33+  OEM Supply and License Agreement, dated June 15, 1999, between the
         Registrant and PerSeptive Biosystems, Inc.

 10.34+  Specific Cooperative Research Agreement No. 58-5438-9-120, dated June
         15, 1999, between the Registrant and US Department of Agriculture (US
         Meat Animal Research Center).

 10.35+  OEM Supply Agreement, dated June 24, 1999, between the Registrant and
         Beckman Coulter.

 10.36+  Cooperative Research and Development Agreement, dated September 17,
         1999, between the Registrant and Public Health Service.

 10.37++ Employment Agreement, dated July 1, 1997, between the Registrant and
         Hubert Koster.

 10.38 Form of Employment Agreement between the Registrant and the employees listed on Schedule A thereto.

 10.39+  Consulting Services Agreement, dated October 4, 1996, between the
         Registrant and Franz Hillenkamp.

 10.40+  Consulting Services Agreement, dated January 30, 1997, between the
         Registrant and Peter Roepstorff.

 10.41+  Consulting Services Agreement, dated February 17, 1997, between the
         Registrant and Ulf B. Gobel.

 10.42+  Consulting Services Agreement, dated March 1, 1999, between the
         Registrant and John Cashman.

 10.43+  Consulting Services Agreement, dated March 1, 1999, between the
         Registrant and Lindsay Farrer.

 10.44++ Standard Industrial Gross Lease, dated December 12, 1996, between
         Registrant and Sorrento Business Complex, L.P., as amended.

 10.45 Master Equipment Lease Agreement No. 0135 and Letter extending the equipment lease, dated October 22, 1998, between Registrant and Phoenix Leasing Incorporated, as amended.


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

INDEX TO EXHIBITS

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
 10.46   Standard Form Commercial Lease, dated June 24, 1999, between
         Registrant and Cummings Properties, LLC, as amended.

 10.47* Agreement for office space in Hamburg, dated May 1996, between the Registrant and Fiszman-Steinriede, GbR, as amended.

 10.48++ Form of Indemnification Agreement between the Registrant and each of its directors.

 10.49++ Form of Indemnification Agreement between the Registrant and each of its officers.

 10.50++ 1994 Stock Plan.

 10.51*  1994 Stock Plan Form of Non-Qualified Stock Option Grant.

 10.52*  1994 Stock Plan Form of Incentive Stock Option Grant.

 10.53*  1994 Stock Plan Form of Stock Restriction Agreement.

 10.54++ 1998 Stock Option/Stock Issuance Plan.

 10.55++ 1998 Stock Option/Stock Issuance Plan Form of Notice of Grant of Stock
         Option.

 10.56++ 1998 Stock Option/Stock Issuance Plan Form of Stock Option Agreement.

 10.57++ 1998 Stock Option/Stock Issuance Plan Form of Stock Purchase
         Agreement.

 10.58   1998 Stock Option/Stock Issuance Plan Form of Stock Issuance
         Agreement.

 10.59*  1999 Stock Incentive Plan.

 10.60*  1999 Employee Stock Purchase Plan.

 23.1++  Consent of Ernst & Young LLP, Independent Auditors.

 23.2*   Consent of Brobeck, Phleger & Harrison LLP (included in Exhibit 5.1).

 24.1++  Powers of Attorney (See Signature Page on Page II-6).

 27.1++  Financial Data Schedule.

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*  To be filed by amendment.
+ Certain confidential portions of this Exhibit were omitted by means of redacting a portion of the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 406 under the Securities Act.

++ Previously filed.

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